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Exhibit 31.2


                                  CERTIFICATION

I, Douglas Smith, C.F.O., Treasurer and Director of High Tide Ventures, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of High Tide Ventures, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.   The  registrant's  other   certifying  officers and I are  responsible  for
     establishing  and  maintaining  disclosure  controls  and   procedures  (as
     defined in Exchange  Act Rules 13a-14 and 15d-14) for the   registrant  and
     have:

     a) designed  such   disclosure   controls   and  procedures  to ensure that
        material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of September 30, 2005 (the "Evaluation Date");

     c) presented  in   this  quarterly    report  our  conclusions   about  the
        effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

    (a) all significant deficiencies in the design or operation of internal controls which could adversely the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

    (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  November 14, 2005                 /s/ Douglas Smith
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                                        Douglas Smith, Treasurer and Director
                                        Principal Financial Officer